SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2002

THE ARISTOTLE CORPORATION

(Exact name of registrant as specified in its charter)

             DELAWARE                              0-14669                                          06-116854

           (State or other                (Commission File Number)                       (IRS Employer

jurisdiction of incorporation)                                                                          Identification No.)

     96 Cummings Point Road, Stamford, CT                                 06902

        (Address of principal executive offices)                               (Zip Code)

Registrant's telephone number, including area code:                  (203) 324-5466

(Former name or former address, if changed since last report)

Page 1 of 2 Pages

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Item 5. Other Events

On September 20, 2002, the Company announced certain management changes. The press release regarding the foregoing is incorporated into this Item 5 by reference to the press release attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARISTOTLE CORPORATION

(Registrant)

Date: September 20, 2002                                              By: /s/ H. William Smith

                                                                                            Name: H. William Smith

                                                                                            Title:    Vice President, General Counsel

                                                                                                        and Secretary

EXHIBITS

Exhibit 99 Press Release dated September 20, 2002.